Notes Payable, Net	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
Notes Payable, Net	22. Notes Payable, Net
In November 2020, FOAF issued $350.0 million aggregate principal amount of senior unsecured notes (the “Notes”). Interest is payable semi-annually in arrears on May 15 and November 15 beginning on May 15, 2021. The Notes are fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by FoA and each of FoA’s material existing and future wholly-owned domestic subsidiaries, excluding FOAF and subsidiaries. In accordance with the agreement, FOAF may redeem some or all of the Notes at a redemption price equal to 100% of the principal amount thereof, plus the applicable premium as of the redemption date under the terms of the indenture and accrued and unpaid interest. The redemption price during each of the twelve-month periods following November 15, 2022, November 15, 2023 and at any time after November 15, 2024 is 103.938%, 101.969% and 100%, respectively, of the principal amount plus accrued and unpaid interest thereon. Upon the occurrence of a change of control, the holders of the Notes will have the right to require FOAF to make an offer to repurchase each holder’s Notes at a price equal to 101% of their principal amount, plus accrued and unpaid interest. FOAF has not redeemed any of the Notes since they were issued in November 2020.
The Notes contain covenants limiting, among other things, FOAF and its restricted subsidiaries’ ability to incur additional debt or issue certain preferred shares, incur liens, make certain distributions, investments and other restricted payments, engage in certain transactions with affiliates, and merge or consolidate or sell, transfer, lease or otherwise dispose of all or substantially all of FOAF’s assets. These incurrence-based covenants are subject to exceptions and qualifications. Many of these covenants will cease to apply during any time that the Notes have investment grade ratings and no default has occurred and is continuing. The Company was in compliance with all required covenants related to the Notes as of December 31, 2022.
The Company also has related-party promissory notes, which are further discussed in Note 33 - Related-Party Transactions.
A summary of the outstanding notes payable, net, is presented in the table below (in thousands):

Description	Maturity Date	Interest Rate	December 31, 2022	December 31, 2021
Senior unsecured notes	November 2025	7.9%	$350,000	$350,000
Related-party notes (Note 33 - Related-Party Transactions)			46,790	—
Fair value adjustment, net of amortization(1)			2,612	3,383
Total notes payable, net			$399,402	$353,383
(1) In conjunction with the Business Combination, the Company was required to adjust the liabilities assumed to fair value, resulting in a premium on the Notes and the elimination of the previously recognized debt issuance costs.

The interest expense for the Successor periods was $31.0 million and $22.6 million for the year ended December 31, 2022 and for the nine months ended December 31, 2021, respectively. The interest expense for the Predecessor periods was $7.7 million and $4.3 million for the three months ended March 31, 2021 and for the year ended December 31, 2020, respectively.